BROWN ADVISORY FUNDS

Brown Advisory Sustainable Small-Cap Core Fund
 (the “Fund”)

Institutional Shares (BAFYX)
Investor Shares (BIAYX)
Advisor Shares (Not Available for Sale)

Supplement dated February 28, 2023
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated
October 31, 2022

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1. Change in Portfolio Managers for the Fund

Effective as of February 28, 2023, Kenneth A. Coe III, CFA, no longer serves as associate portfolio manager to the Fund. As of that date, Timothy Hathaway, CFA, and Emily Dwyer will continue to serve as portfolio managers to the Fund and retain equal decision-making authority in the day-to-day management of the Fund’s portfolio. Prior to that date, Mr. Hathaway and Ms. Dwyer shared portfolio management duties with Mr. Coe. Accordingly, all references to Mr. Coe in the Prospectus, Summary Prospectus, and SAI should be deleted.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference